UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 8, 2007

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Web2 Corp
(Exact name of registrant as specified in its charter)
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Delaware	0-29462	13-412764
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

100 West Lucerne Circle Suite 600

Orlando, Florida 32801
(Address of Principal Executive Office) (Zip Code)

(407) 540-0452
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02d Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6th, 2007, Mr Darren Cioffi submitted his resignation as Chief Financial Officer of the Company. Mr. Cioffi’s resignation is effective as of November 6th, 2007. He has resigned for personal reasons. Mr. Cioffi’s Chief Financial Officer Responsibilities are pending the appointment of a permanent replacement by the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Web2 Corp

By:	/s/ William A. Mobley, Jr.
Name: William A. Mobley, Jr. Title: CEO

Date: November 8, 2007

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